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                                                                      Exhibit 99


                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report for the Compass Bancshares, Inc. Employee Stock Ownership Plan (the "Plan") on Form 11-K for the period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, as principal executive officer and principal financial officer of the Plan, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, based on my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, financial condition and results of operations of the Plan.


June 30, 2003

                                       /s/  E. Lee Harris, Jr.
                                       -----------------------------------------
                                       E. Lee Harris, Jr.
                                       Executive Vice President, Human Resources
                                       Compass Bank
                                       (Principal Executive Officer of the Plan)


                                       /s/ Timothy L. Journy
                                       -----------------------------------------
                                       Timothy L. Journy
                                       Chief Accounting Officer
                                       Compass Bank
                                       (Principal Financial Officer of the Plan)


A signed original of this written statement required by Section 906 has been provided to Compass Bancshares, Inc. and will be retained by Compass Bancshares, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.